EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended quarterly report of Alico, Inc. (the “Company”) on Form 10-Q/A for the three and nine month periods ended May 31, 2004 and May 31, 2003 as filed with the Securities and Exchange Commission on July 26, 2004 (the “Form 10-Q/A”), I, W. Bernard Lester, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 26, 2004

/S/ W. BERNARD LESTER

W. Bernard Lester

Chief Executive Officer